Exhibit 10.1
FIRST AMENDMENT
TO TENTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO TENTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 22, 2025 (the “First Amendment Effective Date”), among BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), each of the Banks party hereto and BANK OF AMERICA, N.A., as administrative agent for itself and each other Bank (in such capacity, the “Agent”).
WHEREAS, the Borrower, the Banks and the Agent, among others, are parties to that certain Credit Agreement dated as of March 28, 2025 (as amended, supplemented or otherwise modified prior to, and as in effect immediately prior to this Amendment becoming effective on, the First Amendment Effective Date, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement. The Credit Agreement, as amended hereby, is referred to herein as the “Amended Credit Agreement”.
WHEREAS, the Borrower has requested that the Banks and the Agent agree to modify the Credit Agreement as herein set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments to Credit Agreement. The parties hereto agree that effective as of the First Amendment Effective Date, the Credit Agreement shall be amended:
    Section 1.1. by deleting the definition of “SOFR Adjustment” from §1.1 thereof;
    Section 1.2. by amending and restating the definition of “Daily Simple SOFR” contained in §1.1 in its entirety as follows:
Daily Simple SOFR. The rate per annum equal to SOFR determined for any day pursuant to the definition thereof. Any change in Daily Simple SOFR shall be effective from and including the date of such change without further notice. If the rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of the Loan Documents.
    Section 1.3. by amending and restating the definition of “Term SOFR” contained in §1.1 in its entirety as follows:
Term SOFR.
(a)    for any Interest Period with respect to a Term SOFR Loan or an Index Rate Loan, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; and
(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto;
provided that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of the Loan Documents.
SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the first date on which each of the following conditions precedent has been satisfied:
SECTION 1. The Agent’s receipt of the following, each of which shall be originals, telecopies or in .pdf or other electronic format (followed promptly by originals) in each case in accordance with §36 of the Amended Credit Agreement as incorporated herein pursuant to Section 7 hereof:
(i)counterparts of this Amendment, duly executed and delivered by each of the Borrower, the Agent, the Closing Date Term Banks and Banks constituting Required Banks; and
(ii)a certificate, dated as of the First Amendment Effective Date, signed by an Authorized Officer of the Borrower certifying that before and after giving effect to this Amendment, (x) each of the representations and warranties made by or on behalf of the Borrower or BXP contained in the Amended Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or the Amended Credit Agreement shall be true and correct in all material respects as of the date as of which they were made and shall also be true and correct in all material respects at and as of the First Amendment Effective Date (other than the representations in §7.5 and §7.14 of the Amended Credit Agreement, which were made only as of the Closing Date), with the same effect as if made at and as of that time (in each case, without duplication of materiality qualifiers set forth in such representations and warranties), except (i) with respect to the representations and warranties set forth in §7.19 and §7.20(b) of the Amended Credit Agreement, in which case they are true and correct in all respects, (ii) where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (without duplication of materiality qualifiers set forth in such representations and warranties, and except with respect to the representation and warranty set forth in §7.20(b) of the Amended Credit Agreement, which shall have been true and correct in all respects), (iii) to the extent of changes resulting from transactions contemplated or not prohibited by the Amended Credit Agreement or the other Loan Documents and changes occurring in the ordinary course of business, and (iv) the representations and warranties
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contained in §7.4 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of §8.4 of the Amended Credit Agreement; and (y) no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date.
SECTION 2. No Default has occurred and is continuing on the First Amendment Effective Date.
SECTION 3. Representations and Warranties of Loan Parties. After giving effect to this Amendment, the Borrower reaffirms that the representations and warranties made by or on behalf of the Borrower or BXP contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or the Amended Credit Agreement, shall be true and correct on and as of the First Amendment Effective Date, (other than the representations in §7.5 and §7.14 of the Credit Agreement, which were made only as of the Closing Date), with the same effect as if made at and as of that time (except (i) to the extent of changes resulting from transactions contemplated or not prohibited by the Credit Agreement or the other Loan Documents and changes occurring in the ordinary course of business, (ii) to the extent that such representations and warranties relate expressly to an earlier date, in which case they shall be true and correct as of such earlier date, and (iii) to the extent otherwise represented by the Borrower with respect to the representation set forth in §7.10 of the Credit Agreement). The Borrower further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and the Banks that:
(a)    it has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and has taken or caused to be taken all necessary company action to authorize the execution, delivery and performance of this Amendment;
(b)    no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is necessary or required in connection with, the execution, delivery and performance of this Amendment;
(c)    this Amendment has been duly executed and delivered on its behalf by an Authorized Officer of the Borrower, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether enforcement is sought by a proceeding in equity or at law;
(d)    both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing; and
(a)the execution, delivery and performance of this Amendment (i) do not materially conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or BXP is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or BXP, (ii) do not conflict with any provision of the agreement of limited partnership, any certificate of limited partnership, the charter documents or by-laws of the Borrower or BXP, and (iii) do not contravene any provisions of, or constitute Default or Event of Default or a failure to comply with any term, condition or provision of, any other agreement, instrument,
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judgment, order, decree, permit, license or undertaking binding upon or applicable to the Borrower or BXP or any of the Borrower’s or BXP’s properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of BPLP, BXP or, taken as a whole, the BP Group) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of the Borrower or BXP, as and to the extent the same would constitute a Default or Event of Default.
SECTION 4. Ratification.
(a)Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.
(b)This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or the Amended Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, whether or not known to the Agent or any of the Banks, or (ii) to prejudice any right or remedy which the Agent or any of the Banks may now have or have in the future against any Person under or in connection with the Credit Agreement, the Amended Credit Agreement the Loan Documents or any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 5. Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 6. Loan Document; References. The parties hereto agree that this Amendment is a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Amended Credit Agreement and as the Amended Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.
SECTION 7. Counterparts; Execution. §36 of the Amended Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.
SECTION 8. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 9. Severability. If any provision of this Amendment shall be held illegal, invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability
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without in any manner affecting the legality, validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.
SECTION 10. Governing Law. THIS AMENDMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMNENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 11. Headings. Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
SECTION 12. Entire Agreement. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Without limitation of the foregoing:
THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature pages immediately follow]
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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date hereof.

BOSTON PROPERTIES LIMITED PARTNERSHIP
By:    BXP, Inc., its sole general partner
By:    /s/ Robin Lidington
Name: Robin Lidington
Title:    Vice President, Finance &     Debt Capital Markets

ACKNOWLEDGED AND AGREED:

BXP, INC.,
By:    /s/ Robin Lidington
Name: Robin Lidington
Title:    Vice President, Finance & Debt Capital Markets

Signature Page to First Amendment to Boston Properties Credit Agreement

BANK OF AMERICA, N.A., as Agent

By:/s/ Elizabeth Uribe
Name: Elizabeth Uribe
Title: Assistant Vice President

Signature Page to First Amendment to Boston Properties Credit Agreement

BANK OF AMERICA, N.A., as a Bank

By:/s/ Dennis Kwan
Name: Dennis Kwan
Title: Senior Vice President

Signature Page to First Amendment to Boston Properties Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Bank

By:/s/ Richard Armstrong
Name: Richard Armstrong
Title: Vice President

Signature Page to First Amendment to Boston Properties Credit Agreement

THE BANK OF NEW YORK MELLON, as a Bank

By:/s/ Carol Murray
Name: Carol Murray
Title: Director

Signature Page to First Amendment to Boston Properties Credit Agreement

THE BANK OF NOVA SCOTIA, as a Bank

By:/s/ David Dewar
Name: David Dewar
Title: Director

Signature Page to First Amendment to Boston Properties Credit Agreement

SCOTIA FINANCING (USA) LLC, as a Bank

By:/s/ David Dewar
Name: David Dewar
Title: Director

Signature Page to First Amendment to Boston Properties Credit Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Bank

By:/s/ Cara Younger
Name: Cara Younger
Title: Managing Director

By:/s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director

Signature Page to First Amendment to Boston Properties Credit Agreement

M&T BANK, as a Bank

By:/s/ Maresa Carney
Name: Maresa Carney
Title: Vice President

Signature Page to First Amendment to Boston Properties Credit Agreement

MORGAN STANLEY BANK, N.A., as a Bank

By:/s/ Gretell Merlo
Name: Gretell Merlo
Title: Authoirzed Signatory

Signature Page to First Amendment to Boston Properties Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Bank

By:/s/ Brian Kelly
Name: Brian Kelly
Title: Senior Vice President

Signature Page to First Amendment to Boston Properties Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By:/s/ Khrystyna Manko
Name: Khrystyna Manko
Title: Director

Signature Page to First Amendment to Boston Properties Credit Agreement

TD BANK, N.A., as a Bank

By:/s/ Jessica Trombly
Name: Jessica Trombly
Title: Senior Vice President

Signature Page to First Amendment to Boston Properties Credit Agreement

TRUIST BANK, as a Bank

By:/s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes, Jr.
Title: Director

Signature Page to First Amendment to Boston Properties Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:/s/ Patrick T. Brooks
Name: Patrick T. Brooks
Title: Vice President

Signature Page to First Amendment to Boston Properties Credit Agreement

WELLS FARGO BANK N.A., as a Bank

By:/s/ Brendan Poe
Name: Brendan Poe
Title: Managing Director

Signature Page to First Amendment to Boston Properties Credit Agreement

MIZUHO BANK, LTD., as a Bank

By:/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director
Signature Page to First Amendment to Boston Properties Credit Agreement